Letterhead of IXYS Corporation appears here.


                                     IXYS
                                                                    Exhibit 10.3

                            WAFER FOUNDRY AGREEMENT
                            -----------------------

This Agreement ("Agreement"), dated June 21, 1995, is entered into by IXYS Corporation ("IXYS"), a California Corporation having its principal place of business at 3540 Bassett Street, Santa Clara, California 95054 and Samsung Electronics Co.,("Samsung") a Korean Corporation having its principal place of business at Severance Building, 84-11, 5-Ka, Namdaemoon-Ro, Chung-Ku, Seoul, Korea.

Recitals:

A. IXYS desires to obtain an additional source of fabricated Wafers for certain of its MOSFET and IGBT products utilizing IXYS' own technology and Samsung's own technology.

B. Samsung desires to profitably utilize existing wafer fabrication capacity without the need to commit its own design, marketing and back-end manufacturing resources.

Now, therefore, the parties agree as follows:

1.0 DEFINITIONS:

1.1 "Manufacturing Package" shall mean the product and process related information set forth to "Exhibit A".

1.2 "Wafers" shall mean silicon wafers fabricated by Samsung using a Process as defined based on IXYS' Manufacturing Package.

1.3 "Products" shall mean the IXYS integrated circuits to be manufactured in wafer form under this Agreement.

1.4 "Production" shall mean the fabrication of Products under this Agreement after qualification of those Products.

1.5 "Proprietary Information" shall mean any information proprietary to either party and designated by that party as such, including but not limited to the Manufacturing Package provided by IXYS, run travelers, process and device information provided by Samsung, technical data provided in writing, in machine readable format, orally, or visually, masks, plots and data bases. In addition, the names and capabilities of each parties' employees shall be considered "Proprietary Information"

1.6 "Process" shall mean the Wafer fabrication process flow as described in the Manufacturing Package as implemented in Samsung's run travelers.

1.7 "Lot" shall refer to a group of wafers processed together through the line. Such a lot will usually consist of 24 wafers.

1.8 "Effective Date" shall mean the signed date of this Agreement by both parties.

2.0  SCOPE:

     Upon IXYS' orders therefore, Samsung agrees to manufacture and sell, and IXYS agrees to purchase the Product in accordance with the terms and conditions hereof and purchase orders issued by IXYS. In case of conflict or difference between this Agreement and IXYS' purchase order, this

    Agreement shall control. Samsung shall fabricate the Product to the step of electrical probe test according to IXYS' specifications and Samsung's specifications contained in the Manufacturing Package.

3.0 PRODUCTION:

3.1 Mask sets for new product and new process pursuant to IXYS' requirements shall be provided at IXYS' expense. Repairs and replacement of IXYS masks at Samsung shall be at Samsungs expense.

3.2 Samsung shall be responsible for electrical die sort test on each mass production Lot. Any discrepant Wafers against the specified ranges allowed in the EDS specification provided by IXYS and agreed to by Samsung, may be accepted by IXYS, scrapped immediately by Samsung before its shipping to IXYS, or shipped to IXYS and dispositioned after further analysis. IXYS shall not be charged for the mass production wafers so scrapped. Wafers scrapped after receipt by IXYS, must be returned to Samsung for credit.

3.3 Samsung shall ship Production Lots to IXYS together with a copy of the electrical probe summary for each lot.

3.4 Samsung must obtain IXYS' prior approval before changing manufacturing sites for any of IXYS' Products where Samsung has been qualified, or where IXYS is in the process of qualifying Samsung.

3.5 Samsung shall maintain seven (7) weeks fab cycle time from wafer input to dock for production lots.

4.0 PURCHASE QUANTITY:

4.1 IXYS intends to order a minimum of 2000 five-inch equivalent wafers per month and Samsung shall provide a minimum of 2000 five-inch equivalent wafer capacity per month, including three (3) device engineering runs.

4.2 The minimum wafer quantities in Section 4.1 may be amended by mutual written consent.

5.0 VOLUME FORECAST:

5.1 IXYS' Forecast
    --------------

    On a monthly basis, IXYS shall provide Samsung with a rolling six (6) month forecast of IXYS' requirements for products from Samsung. IXYS shall submit its forecast by the twenty-fifth (25th) calendar day of each month. IXYS will also submit by the tenth (lOth) calendar day of each month, a forecast for engineering lots. The first two (2) months of the forecast shall be a firmly binding commitment which IXYS is obligated to purchase from Samsung and Samsung is obligated to produce.

5.2 Samsungs response to forecast
    -----------------------------

    Subject to the provisions of Section 4.1, Samsung shall respond to IXYS' forecast by the twenty-eighth (28th) calendar day of each month with its commitment to produce the Products forecasted for the two months. The forecast of month three (3) through six
    (6) are provided to assist Samsung in planning for future capacity and may be adjusted in the next forecast. Samsung will also respond to the engineering forecast by the seventeenth (17th) calendar day of each month.

6.0 PURCHASE ORDER

    The first two (2) months of IXYS' forecast equates to a firmly binding purchase order.

7.0 SHIPMENT:

7.1 Samsung shall deliver the product bi-weekly to IXYS within the delivery schedule provided by the response to forecast. In the case of delinquencies, Samsung shall provide IXYS with a make up plan and make its best efforts to expedite the shipment for the delinquency. A delinquency is any lot which has not shipped within eight weeks of the fabrication start date.

7.2 All shipments shall be made CFR San Francisco, California, USA. Samsung shall select the carrier and shall assume and pay transportation charges provided that risk of loss of the product shall pass to IXYS upon delivery of the product by Samsung to the designated carrier.

8.0 WARRANTY:

8.1 For six (6) months after delivery of each Wafer, Samsung warrants that:

    a. each wafer has been subjected to and will satisfactorily pass the electrical probe test programs for such Wafer identified by the parties.

    b. each Wafer will be within the applicable test parameters set forth in the Manufacturing Package for the Wafer for which such Wafer was produces.

8.2 IXYS shall be entitled to return to Samsung any Wafer which fails these tests, and to require Samsung to provide, at IXYS' option, either a refund, a credit, or a replacement Wafer within sixty (60) days.

    IN NO EVENT SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHETHER IXYS' CLAIM IS FOR BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE. ALSO, SAMSUNG MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO THE PRODUCTS, whether used alone or in combination with other substances, unless otherwise provided in this Agreement.

9.0 PAYMENT:

    Payment for the product shall be made by an irrevocable confirmed letter of credit payable at 30 days upon Samsungs delivery of the product to the carrier. The letter of credit shall be opened simultaneously with IXYS' generation of the purchase order in favor of Samsung through a bank acceptable to Samsung. If IXYS fails to open the letter of credit in a timely manner as provided herein, Samsung shall have no obligation to make delivery of the Product.

10.0 REPORT:

     Samsung shall provide to IXYS every Friday, a work in process (WIP) report.

11.0 OWNERSHIP AND RIGHTS:

     Each party retains its own ownership and rights on the Proprietary information provided to the other party. One party shall not use any Proprietary Information of the other party for purposes other than pursuant to this Agreement and disclose any Proprietary Information of the other party to any third party without a prior written consent of the other party. This Section 11.0 survives termination or expiration of this Agreement for a period of three (3) years. Proprietary Information does not include any information, technical data or know-how which:

        a. is in the possession of or already known to the receiving party,

        b. is disclosed to the receiving party by the third party having no obligation to the disclosing party to keep the Proprietary Information in confidence,

        c. is independently derived or developed by the receiving party,

        d. is or becomes publicly known through no fault of the receiving party, or

        e. is required to be disclosed by governmental authority or law.

12.0 TERM AND TERMINATION:

12.1 The term of this Agreement shall begin on the Effective date and will continue until March 31, 1998 unless terminated earlier under this Section
     12.0 of the Agreement.

12.2 One party may terminate this Agreement with a prior written notice to the other party in the event the other party hereto shall:

        - become insolvent or filed or have been filed a petition against it in bankruptcy.

        - be dissolved or liquidated or have a petition of dissolution or liquidation entered by or against it.

        - be subject to property attachment by court or governmental order affecting its operation.

12.3 One party may unilaterally terminate this Agreement by giving ninety (90) days prior written notice of termination if the other party commits a material breach of this Agreement and if such party does not correct such breach during the said ninety (90) days period.

12.4 Expiration or termination of this Agreement shall not release any party from any liability which, at date of expiration or termination, has already accrued to the other party. In the event of termination for any cause, Samsung shall have an option to continue to perform and complete all work in progress for which purchase orders have been accepted and IXYS shall purchase from Samsung such Product and work in progress.

12.5 At termination or expiration of this Agreement, each party shall return or destroy all Proprietary Information which is the property of the other party. Shipment and customs to return such Proprietary Information are the responsibility of the owning party. Any property which the owning party has not requested two (2) calendar months after termination or expiration shall be destroyed by the party possessing the property. The masks provided at IXYS' expense under this Agreement are the property of IXYS.

13.0 SEMI-ANNUAL MEETING:

     Samsung and IXYS management shall meet semi-annually during the second and the last quarter of each calendar year to review this Agreement with respects to pricing, volume commitment, applicable Products and Processes, and the scope of manufacturing. This Agreement may be amended at those meetings by mutual written consent. If, on or before the commencement of each year, the parties are unable to agree on prices and minimum orders to be applied the coming year for Products to be delivered, this Agreement shall continue for such additional year at the prices and minimum order volumes of the previous year.

14.0 GOVERNING LAW:

     This Agreement shall be construed and governed according to the laws of the State of California. For the purpose of construction in the subject matter hereof, the laws of the State of California shall be applied if Samsung claims or sues against IXYS: the laws of the Republic of Korea shall be applied if IXYS claims or sues against Samsung.

15.0 ENTIRE AGREEMENT:

     The terms and conditions herein contained constitute the entire agreement between the parties and supersedes all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and no agreement and no understanding varying or extending the same shall be binding upon either party hereto unless in a written document signed by the party to be bound thereby.

16.0 FORCE MAJEURE:

     Neither party shall be liable in damages to the other or have the right to cancel, for any delay or default in performing hereunder if such delay or default is caused by conditions beyond its control, including but not limited to acts of God, government restrictions, continuing domestic or international problems such as wars or insurrections, strikes, fires, floods, work stoppages and embargoes.

17.0 INDEMNIFICATION:

     IXYS warrants that Samsung's use of any information or specification furnished by IXYS or Samsung's Sales of the Products to IXYS will not infringe any intellectual property right of any third party. In the event that Samsung is subject to claim or suit on account of manufacturing and selling the Products to IXYS, IXYS shall take over the defense of such claim or action at its own expenses, and indemnify and hold Samsung harmless in connection therewith.

     18.0 EXHIBITS:

     Exhibits as listed on the Exhibit Index form a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective date.


IXYS Corporation                        Samsung Electronics Co., Ltd.


Signature: /s/ Robert P.Kane               Signature: /s/ Joon Yang
           --------------------------                 --------------------

Printed: Robert P.Kane                  Printed: Deok Joon, Yang

Title:   Vice President, Operations     Title:   Exc. Director

Date:    June 21, 1995                  Date:    Feb 26, 1996
     -------------------------------         -----------------------------

                                   EXHIBIT B

Prices effective with wafers started January 1, 1996
----------------------------------------------------

1. MP/IXYS- Mass production applying IXYS technology:
   $240.00 per a wafer.

2. MP/SEC- Mass production applying Samsung technology:
   $250.00 per a wafer.

IXYS Corporation                   Samsung Electronics Co., Ltd.


Signature /s/ Robert P. Kane         Signature /s/ Joon Yang
          -------------------                  ---------------------

Printed Name Robert P. Kane        Printed Name Deok Joon, Yang
Title   Vice President             Title   Exc. Director


Date  June 21, 1995                Date  Feb 26, 1996
     ------------------------          ---------------------------

                                   AMENDMENT
                                   ---------
                                      TO
                                      --
                            WAFER FOUNDRY AMENDMENT
                            -----------------------


This Ammendment, dated March 28, 1996, is entered into by IXYS Corporation("IXYS"), a California Corporation having its principle place of business at 3540 Bassett Street, Santa Clara, California 95054 and Samsung Electronics Co.,("Samsung") a Korean Corporation having its principal place of business at Severance Building, 84-11, 5-Ka, Namdaemun-Ro, Chung-Ku, Seoul, Korea dated February 26, 1996.

As defined in paragraph 4.1 and 12.1 of the WAFER FOUNDRY AGREEMENT(the" Agreement") dated February 26, 1996, IXYS and SEC hereby amend the Purchase Quantity and the Term in the Agreement.

Paragraph 4.1 is amended as follows:

          4.l IXYS intends to order following volume of five-inch equivalent wafers from SEC:

          1996 - 30,000
          1997 - 43,000
          1998 - 56,000
          1999 - 75,000
          2000 - 90,000

Samsung intends to provide wafers as requested with a minimum of 5,000 five-inch equivalent wafers per month to IXYS.

Both parties shall enter into discussion during the second quarter of every year for the Agreement on the volume requirement for the following year. Thus next discussion will be in the second quarter of 1997. The volume of the order from IXYS and the volume supply from Samsung shall be reasonably even by month during the year. The monthly volume shall include three(3) device engineering runs

Paragraph 12.1 is amended as follows:

          12.1 The term of this Agreement shall begin on the Effective date and will continue until December 3l, 2000 unless terminated earlier under the
Section 12.0 of the Agreement.



IXYS Corporation                       Samsung Electronics Co., Ltd.


Signature:  /s/ Robert P. Kane         Signature:  /s/ Joon Yang
           -------------------------              -------------------------


Printed:    ROBERT P. KANE             Printed:    Deok Joon Yang
        ----------------------------           ----------------------------

Title:  VICE PRESIDENT OF OPERATIONS   Title:  Executive Director
      ------------------------------         ------------------------------


Date:   MAR 28, 1996                   Date:   MAR 27, 1996
     -------------------------------        -------------------------------

                                   AMENDMENT
                                   ---------
                                      TO
                                      --
                            WAFER FOUNDRY AGREEMENT
                            -----------------------

The WAFER FOUNDRY AGREEMENT (the "Agreement") dated June 21, 1995 is amended to change IXYS from a California Corporation to a Delaware Corporation. Also, SAMSUNG Semiconductor Incorporate ("SSI"), a USA corporation having its principal place of business at 3655 North First Street, San Jose, California is included with SAMSUNG, Korea in the Agreement with IXYS.


Paragraph 4.1 is amended as follows:

         4.1 IXYS intends to order following volume of five-inch equivalent wafer from SSI.

             1998 - 72,000
             1999 - 80,000
             2000 - 100,000
             2001 - 120,000
             2002 - 150,000

SSI will provide wafers as requested by IXYS to the above forecast

Both parties shall enter into discusson during the second quarter of every year for the Agreement on the volume requirement for the following year. Thus next discussion will be in the second quarter of 1998. The volume of the order from
                                            ----
IXYS and the volume supply from SSI shall be reasonably even by month during the year. The monthly volume shall include eight (8) device-engineering runs.

Paragraph 5.1 and 5.2 is amended and 5.3 is added as follows:


         5.1 On a monthly basis,IXYS shall provide SAMSUNG with a rolling six
             (6) month forecast of IXYS requirements for products from SAMSUNG. IXYS shall submit its forecast by the twentieth (20th) calendar day of each month. IXYS will also submit by the tenth (10th) calendar day of each month, a forecast for engineering lots. The first two
             (2) months of the forecast shall be a firmly binding commitment which IXYS is obligated to purchase from SSI, and SSI is obligated to produce.

         5.2 Subject to the provisions of Section 4.1, SAMSUNG shall respond to IXYS' forecast by the twenty-fifth (25th) calendar day of each month with its commitment to produce the Products forecasted for the two months. The forecast of month three (3) through six (6) is provided to assist SAMSUNG in planning for future capacity and may be adjusted in the next forecast. SAMSUNG will also respond to the engineering forecast by the seventeenth (17th) calendar day of each month.

         5.3 Forecast of Engineering Run (ER) follows the same rule as the Forecast of Product described in 5.1 and 5.2.

Paragraph 6.0 is amended as follows:

         6.0 The first two (2) months of IXYS' forecast of Product and ER equate to a firmly binding purchase order.

(continued on the next page)

                                   AMENDMENT
                                   ---------
                                      TO
                                      --
                            WAFER FOUNDRY AGREEMENT
                            -----------------------
                                  (CONTINUED)


Paragraph 12.1 is amended as follows:

         12.1 The term of this Agreement shall begin on the Effective date and will continue until December 31, 2002 unless terminated earlier under the Section 12.0 of the Agreement.



IXYS CORPORATION                       SAMSUNG SEMICONDUCTOR, INC.
----------------                       ---------------------------


BY:  /s/ Robert P. Kane                BY:  /s/ NOEL PARK
   ----------------------------------     --------------------------------


TITLE:  Vice President Of Operations   TITLE:   Vice President
      -------------------------------        -----------------------------


DATE:   March 11, 1998                 DATE:   March 13, 98
     --------------------------------       ------------------------------

                                   AMENDMENT
                                   ---------
                                      TO
                                      --
                                  EXHIBIT B
                                  ----------

                                    PRICING

PRODUCTION DEVICE                                                            UNIT PRICE
---------------------------------------------------------------------------------------
MP/IXYS (Mass Production applying IXYS technology)                           $203.00
MP/SEC (Mass Production applying SEC technology)                             $213.00
Engineering Wafer                                                            $270.00

Mass production lead-time will be at least seven (7) weeks.

END OF LIFE
-----------

If there are no mass production orders for a period of 6 months, SSI will issue a last-time buy notification.
Customer will have 30 days to respond, after which time SSI will not be responsible to accept additional orders.

IXYS CORPORATION                       SAMSUNG SEMICONDUCTOR, INC.
----------------                       ---------------------------


BY:  /s/ Robert P. Kane                BY:  /s/ NOEL PARK
   ----------------------------------     --------------------------------


TITLE:  Vice President Of Operations   TITLE:   Vice President
      -------------------------------        -----------------------------


DATE:   March 11, 1998                 DATE:   March 13, 1998
     --------------------------------       ------------------------------

                                   AMENDMENT
                                   ---------

                                   EXHIBIT C
                                   ---------

                                 EIN PROCEDURE

To define our procedure for the new product and new process, IXYS and SAMSUNG set up the EIN procedure and both parties shall follow this procedure. The basic concept is that both engineering group shall be qualifying in advance to evaluate and verify its production efficiency according to this procedure before coming to a decision mass production (MP) release.
(Procedure Flow Chart for ER, MP)

    SEC            IXYS             ACTION REQUESTED

                ----------
                    EIN         1.  EIN Release from IXYS
                  Release
                ----------      2.  Confirmation in Engineering Site of SEC

                                3.  Forecast and P/O (Purchase Order) release
------------                        from IXYS
   Engi-
   neering                      4.  RTF (Return to Forecast) Release from SEC
   Evalu
------------                    5.  EDS Evaluation:

                                    *  In case ER: according to the rule for
                ----------             normal ER EDS test.
                   P/O
                  Release           *  In case Product: according to the rule
                ----------             for normal Product EDS test.


------------
      RTF
   Release
------------

IXYS CORPORATION                       SAMSUNG SEMICONDUCTOR, INC.
----------------                       ---------------------------


BY:  /s/ Robert P. Kane                BY:  /s/ NOEL PARK
   ----------------------------------     --------------------------------


TITLE:  Vice President Of Operations   TITLE:   Vice President
      -------------------------------        -----------------------------


DATE:   March 11, 1998                 DATE:   March 13, 1998
     --------------------------------       ------------------------------